EXHIBIT 32.1




                            CERTIFICATION PURSUANT TO
                              18 U.S.C SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Moving Bytes Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Erik Mustad, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in this Report fairly presents, in all
               material  aspects,   the  financial   condition  and  results  of
               operations of all the Company.




                                          /s/ J. Erik Mustad
                                          -----------------------------------
                                          J. Erik Mustad
                                          Chief Executive Officer
                                          May 24, 2004

                                                                    EXHIBIT 32.2



                            CERTIFICATION PURSUANT TO
                              18 U.S.C SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Moving Bytes Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Smith, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in this Report fairly presents, in all
               material  aspects,   the  financial   condition  and  results  of
               operations of all the Company.




                                          /s/ Mark Smith
                                          -------------------------------------
                                          Mark Smith
                                          Chief Financial Officer
                                          May 24, 2004